UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 20, 2013
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2013-C12
(Exact name of issuing entity)

The Royal Bank of Scotland plc
Wells Fargo Bank, National Association
Liberty Island Group I LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
NCB, FSB
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-06	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On March 20, 2013, Wells Fargo Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2013 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, NCB, FSB, as a special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,018,342,000, were sold to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”) and Deutsche Bank Securities Inc. (“DBSI” and, together with WFS and RBS Securities, the “Underwriters”), pursuant to the Underwriting Agreement, dated March 6, 2013, between the Registrant, the Underwriters and WFB. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On March 20, 2013, the Registrant also sold the Class X-A, Class X-B, Class X-C, Class A-3FL, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”) having an aggregate initial principal amount of $213,150,114, to WFS, RBS Securities and Goldman, Sachs & Co. (“Goldman” and together with WFS and RBS Securities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated March 6, 2013, by and between the Registrant, the Underwriters and WFB.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates, the Private Certificates and the Class A-3FX and Class V Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2013-C12 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of North Carolina pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 100 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 138 commercial properties.  The Mortgage Loans were acquired by the Registrant from (i) The Royal Bank of Scotland plc (“RBS”), pursuant to a Mortgage Loan Purchase Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.1 (the “RBS Mortgage Loan Purchase Agreement”), between the Registrant and RBS; (ii) Wells Fargo Bank, National Association (“WFB”), pursuant to a Mortgage Loan Purchase Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.2 (the “WFB Mortgage Loan Purchase Agreement”), between the Registrant and WFB; (iii) Liberty Island Group I LLC (“Liberty Island”), pursuant to a Mortgage Loan Purchase Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Liberty Island Mortgage Loan Purchase Agreement”), between the Registrant and Liberty Island and Liberty Island Group LLC; (iv) C-III Commercial Mortgage LLC (“C-III”), pursuant to a Mortgage Loan Purchase Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.4 (the “C-III Mortgage Loan Purchase Agreement”), between the Registrant and C-III; (v) Basis Real Estate Capital II, LLC (“Basis”), pursuant to a Mortgage Loan Purchase Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.5 (the “Basis Mortgage Loan Purchase Agreement”), between the Registrant, Basis and Basis Investment Group LLC; (vi) RBS Financial Products Inc. (“RBSFP”), pursuant to a Mortgage Loan Purchase

Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.6 (the “RBSFP Mortgage Loan Purchase Agreement”), between the Registrant and RBSFP and (vii) NCB, FSB (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, dated March 6, 2013 and as to which an executed version is attached hereto as Exhibit 99.7 (the “NCB Mortgage Loan Purchase Agreement”), between the Registrant and NCB.  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from WFB, RBS, Liberty Island, C-III, Basis, RBSFP and NCB.  Prudential Asset Resources, Inc. will act as primary servicer with respect to eleven (11) Mortgage Loans sold to the Registrant, pursuant to a Primary Servicing Agreement dated March 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer, as to which an executed version is attached hereto as Exhibit 99.8.

The Underwriting Agreement is attached as an exhibit to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 15, 2013. On March 20, 2013, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of  $1,018,342,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $6,856,526, were approximately $1,036,784,143. Of the expenses paid by the Registrant, approximately $133,050  were paid directly to affiliates of the Registrant, $2,772,483 in the form of fees were paid to the Underwriters, $530,772 were paid to or for the Underwriters and $3,420,221 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-172366) was originally declared effective on August 11, 2011, with a post-effective amendment declared effective on January 28, 2013.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of March 1, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, NCB, FSB, as a special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Liberty Island Group LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5
Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between NCB, FSB, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.8	Primary Servicing Agreement, dated as of March 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2013	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1
Pooling and Servicing Agreement, dated as of March 1, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, NCB, FSB, as a special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2013 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser and Liberty Island Group LLC.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.5
Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.
(E)

99.6	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.7	Mortgage Loan Purchase Agreement, dated as of March 6, 2013, between NCB, FSB, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.8	Primary Servicing Agreement, dated as of March 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.	(E)